Definitive Proxy Statement

                            SCHEDULE 14A INFORMATION
                   Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
 / /  Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 /X/  Definitive Proxy Statement
 / /  Definitive Additional Materials
 / /  Soliciting Material Pursuant to ss.240.14a-12

                                NETRO CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                C. ROBERT COATES
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X/  No fee required
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction
            applies:
                     -----------------------------------------------------------
         2) Aggregate number of securities to which transaction
            applies:
                    ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
                                                            --------------------
         5) Total fee paid:               (Fee paid previously with preliminary
                           ---------------
         materials).

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

         1) Amount Previously Paid:
                                     --------------------------------.
         2) Form, Schedule or Registration Statement No.:
                                                          ----------------------
         3) Filing Party: C. Robert Coates
                          ----------------
         4) Date Filed: April 5, 2002
                        -------------

ITEM 1.  DATE, TIME AND PLACE INFORMATION
-----------------------------------------

(a)      Date, Time and Place of Meeting
         -------------------------------

         On or about May 31, 2002, or on such other date, and at such place and time as is fixed by Netro Corporation (the "Company").

         Principal Executive Office of the Registrant
         --------------------------------------------

         Netro Corporation
         3860 North First Street
         San Jose, California 95134

         Telephone: (408) 216-1500

(b) Approximate date on which the Proxy Statement and form of Proxy is to be given to security holders:

         On or about March 25, 2002.

(c)(1) Deadline for submitting shareholder proposals and form of Proxy for the Registrant's Next Annual Meeting, for inclusion in the Company's Proxy
         Statement:

         January 31, 2002.

   (2) Date after which notice of a shareholder's proposal submitted after May 31, 2001, is considered untimely:

         March 2, 2002.


ITEM 2.  REVOCABILITY OF PROXY
------------------------------

         Any Proxy executed and returned by a stockholder to Mr. Coates may be revoked at any time thereafter if written notice of revocation is given to Mr. Coates, prior to the vote taken at the meeting, or by execution of a subsequent proxy which is presented to the meeting, or if the stockholder attends the meeting and votes by ballot, except as to matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.



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

ITEM 3.  DISSENTERS RIGHT OF APPRAISAL
--------------------------------------

         Not Applicable.


ITEM 4.  PERSONS MAKING THE SOLICITATION
----------------------------------------

         This solicitation is made by C. Robert Coates and by David Kennedy.

         Solicitations will be made by use of the mail, formal or informal meetings, and/or by telephone contact with one or more stockholders. The cost of this solicitation will be borne by Mr. Coates. Mr. Coates has spent an estimated $20,000 to date, and estimates that total expenditures will equal approximately $200,000. David Kennedy will not bear any of the expenses of solicitation.

         If Mr. Coates is successful in this solicitation, he will seek reimbursement from the Company for the costs of solicitation, and does not expect that the issue of reimbursement will be submitted to a vote of stockholders.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
----------------------------------------------------------------

         As of March 13, 2002, C. Robert Coates beneficially owned 2,405,400 shares of the Company's outstanding Common Stock. David Kennedy owns no shares of the Company.

         Mr. Coates is seeking to have himself, and David Kennedy, elected to fill seats up for election for the Company's Class I Directors to the Board of Directors at the next Annual or Special Meeting of Shareholders. If successful, Mr. Coates and Mr. Kennedy will each become a member of the Company's Board of Directors, and each has consented to serve as Director if elected.

         Mr. Coates is advised that the Company's Directors receive no cash fees for services, but are reimbursed for their expenses. Directors are also entitled to receive grants of options under the Company's 1997 Directors Stock Option Plan, as amended in January 2000. The Company's 1997 Directors' Stock Option Plan, provides that each person who becomes a non-employee director of the Company after May 2000, will receive an initial grant of an option to purchase 50,000 shares of the Company's common stock, which vests in four equal increments on the first four anniversaries of the date the director joins the Board. In addition, the Plan provides that each director of the Company will receive an annual grant of an option to purchase 12,500 shares of the Company's common stock on the first day of each fiscal year, which vests in full on the fourth anniversary of the date of grant and provided such non-employee director has served on the Board for at least six months on the date of grant.



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

         Except for the above and other than Mr. Coates' security holdings in the Company, neither Mr. Coates nor Mr. Kennedy has any substantial interest, direct or indirect, in the matter(s) to be acted upon for which proxies are solicited. Mr. Coates' and Mr. Kennedy's present principal occupations and the principal business address of the corporations with which each is employed are as follows:

C. ROBERT COATES
----------------

         C. Robert Coates
         100 Field Drive, Suite 130
         Lake Forest, Illinois 60045
         (800) 295-0841 extension 220

         For over twenty years, C. Robert Coates has been the Chief Executive Officer of Management Insights, Inc., a tax consulting firm that specializes in tax credits and incentives. Mr. Coates earned a Bachelor of Arts Degree in Economics with Distinction from the University of Virginia, an MBA in Finance, and a Ph.D. in Finance, Economics and Accounting from the University of Chicago. Mr. Coates served on the Board of Directors of Borland Software Corporation, a publicly traded company, from June 1999 to February 2000. Mr. Coates was not a member of that board's compensation committee.


DAVID KENNEDY
-------------

         David Kennedy
         Executive Vice President
         Stuart Energy Systems
         5101 Orbitor Drive
         Mississauga, Ontario  CANADA L4W4V1

         David Kennedy is the Executive Vice President of Operations and Customer Support for Stuart Energy Systems, a hydrogen solutions company. Prior to Mr. Kennedy's work at Stuart Energy Systems, he was a Management Consultant for Pittiglio Rabin Todd & McGrath in Chicago, Illinois. Mr. Kennedy also worked with the Performance Improvement Practice at Ernst & Young. Mr. Kennedy has a Bachelor of Science Degree in Industrial Engineering from the University of Illinois and a Masters Degree in Management from the Kellogg Graduate School of Management at Northwestern University.

Shares Owned
------------

         C. Robert Coates beneficially owns 2,405,400 shares of the Company's Common Stock, and David Kennedy owns no shares, as set out below:



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

         Beneficial Ownership                                 Shares
         --------------------                                 ------

         David Kennedy                                        0
         C. Robert Coates                                     2,405,400(1)

         Set out below is information with respect to all securities of the Company purchased or sold by C. Robert Coates within the past two years. Mr. Coates owns no shares of the Company's Common Stock, either beneficially nor non-beneficially, other than as set forth below:

C. ROBERT COATES

        Shares of Netro
        Common Stock       Action      Avg. Price        Date

          100,000           Buy           $ 6.35       03/05/01
           60,000           Buy             5.71       03/12/01
           10,000           Buy             5.35       03/16/01
          170,000           Buy             2.82       08/24/01
           50,000           Buy             2.97       08/27/01
          150,000           Buy             2.84       09/07/01
           64,000           Buy             2.62       09/21/01
           97,500           Buy             2.58       09/24/01
           80,000           Buy             2.47       09/25/01
          100,000           Buy             2.41       09/26/01
          105,000           Buy             2.31       09/27/01
          100,000           Buy             3.64       01/15/02
           50,000           Buy             3.66       01/16/02
          300,000           Buy             3.35       01/25/02
           20,000           Buy             3.20       01/28/02
            2,500           Buy             3.17       01/29/02
           16,600           Buy             3.16       01/30/02
            5,000           Buy             3.18       01/31/02
           22,500           Buy             3.12       02/06/02
            7,500           Buy             3.08       02/07/02
           20,000           Buy             3.02       02/08/02
           30,000           Buy             2.96       02/11/02
           25,000           Buy             2.91       02/12/02
           20,000           Buy             2.87       02/25/02
           22,500           Buy             3.03       02/28/02
          715,000           Buy             3.07       03/01/02
           56,900           Buy             3.06       03/08/02

--------
(1) As of March 13, 2002, 1,000 shares of Netro Corporation are held by Mr. Coates in his own name; 2,399,000 shares are held in street name, and 5,400 shares are held in street name by Mr. Coates' minor son.



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

ROBERT COATES' MINOR SON
Shares of Netro

Common Stock      Action           Price       Date
     800           Buy              2.75     10/04/01
     800           Buy              2.77     10/04/01
   1,500           Buy              2.78     10/04/01
     300           Buy              2.79     10/04/01
   1,000           Buy              2.83     10/04/01
   1,000           Buy              2.84     10/04/01



         None of the funds used to purchase the aforesaid securities of the Company were borrowed funds. David Kennedy has not purchased or sold shares of the Company during the past two years.

         Neither C. Robert Coates nor David Kennedy is currently nor has either ever been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         Neither C. Robert Coates nor David Kennedy has had any transactions of any nature with the Company or any of its subsidiaries. Neither C. Robert Coates nor David Kennedy has had any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------

         The Company reported in its 2001 Proxy Statement dated April 25, 2001, that it had approximately 51,103,464 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

         The record date for the Company's year 2002 Annual Shareholders' Meeting is not known at this time by Mr. Coates, but has been projected to be on or about May 31, 2002, which corresponds to the record date for the 2001 Annual Shareholders' Meeting.



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

         Mr. Coates does not have current information as to the security ownership of management or of beneficial ownership of the Company's stock who own more than 5% of the Company's outstanding common stock.


ITEM 7.  DIRECTORS & EXECUTIVE OFFICERS
---------------------------------------

         C. Robert Coates is nominating both himself and David Kennedy as candidates to be elected to fill seats on the Company's Board of Directors which comes up for election at the Company's next Annual (or Special) Stockholders' Meeting. Mr. Coates understands that the Company's position is that these seats will be Class I Directors' seats.

         Except as described below, Mr. Coates is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.

         C. Robert Coates is the plaintiff in two lawsuits both captioned Coates
         v. Netro Corporation, et al which are Civil Actions 19154 and 19309 in the Delaware Court of Chancery. Mr. Coates believes these actions against the Company and its directors are in the best interests of the Company and its stockholders, but the incumbent management and directors may view these actions as material proceedings adverse to the Company. Otherwise, Mr. Coates does not have any material interest adverse to the Company or any of its subsidiaries.

         Mr. Kennedy is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliations, nor does he have any interest, material or otherwise, adverse to the Company. Neither C. Robert Coates nor David Kennedy has engaged in any transactions of any kind with the Company or its subsidiaries.


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------------

         Mr. Coates has no information as to compensation paid by the Company to its officers and directors.


ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------

         Not Applicable.


ITEM 10. COMPENSATION PLANS
---------------------------

         Not Applicable.



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

ITEM 11. AUTHORIZATION OR ISSUANCE IF SECURITIES OTHERWISE THAN FOR EXCHANGE
----------------------------------------------------------------------------

         Not Applicable.


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES
-----------------------------------------------

         Not Applicable.


ITEM 13. FINANCIAL AND OTHER INFORMATION
----------------------------------------

         Not Applicable.


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS
------------------------------------------------------------------

         Not Applicable.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY
-----------------------------------------------

         Not Applicable.


ITEM 16. RESTATEMENT OF ACCOUNTS
--------------------------------

         Not Applicable.


ITEM 17. ACTION WITH RESPECT TO REPORTS
---------------------------------------

         Not Applicable.


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED
---------------------------------------------

         Not Applicable.


ITEM 19.  AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS
---------------------------------------------------------

         Not Applicable.



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

ITEM 20.  OTHER PROPOSED ACTION
-------------------------------

         Not Applicable.


ITEM 21.  VOTING PROCEDURES
---------------------------

         According to the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders, the following voting procedures apply:

         Only stockholders of record at the close of business on the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each outstanding share of Common Stock is entitled to one vote. Shares of Common Stock may not be voted cumulatively. Mr. Coates does not know if there are other classes of voting securities of the Company outstanding. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted for the election as Directors of the persons who have been nominated by the Board of Directors. The execution of a Proxy will in no way affect a stockholder's right to attend the meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

                                            Respectfully submitted,


                                            ------------------------------------
                                            C. Robert Coates

                                            Date:
                                                 -------------------------------



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

                                  FORM OF PROXY
                                  -------------


                              - NETRO CORPORATION -
                PROXY SOLICITED ON BEHALF OF C. ROBERT COATES FOR
                NEXT ANNUAL (OR SPECIAL) MEETING OF SHAREHOLDERS
                                       of
                                NETRO CORPORATION


         The undersigned hereby constitutes and appoints C. ROBERT COATES with full power of substitution, his (her/its) attorney and proxy to the undersigned to represent the undersigned and vote all shares of Netro Corporation's (the "Company") Common Stock which the undersigned would be entitled to vote if personally present at the next Annual (or Special) Meeting of Shareholders, to be held on such date, and at such place and time as the Company determines, and at any postponement or adjournment thereof, in the following manner:

         PROPOSAL 1.       ELECTION OF DIRECTORS

         C. Robert Coates recommends a Vote "For" both of the nominees proposed:

                  FOR the nominees listed            WITHHOLD AUTHORITY to
                  below (except as marked            vote for the nominee
                  to the contrary below)             listed below
                                         ---                      ---

                  [  ]     C. Robert Coates          [  ]     C. Robert Coates

                  [  ]     David Kennedy             [  ]     David Kennedy


                  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

                       ----------------------------------

                  (INSTRUCTION: TO GRANT AUTHORITY TO VOTE FOR ANY OTHER INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

                       ----------------------------------

         IF THIS PROXY IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE SPECIFIED ABOVE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" SUCH NOMINEE.

         PROPOSAL 2. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any postponement or adjournment, thereof, about which the solicitor of this Proxy does not have knowledge at this time.

         (Continued and to be signed and dated, on the reverse side.)

         THIS PROXY MAY BE REVOKED PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO C. ROBERT COATES OR TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL OR SPECIAL MEETING AND VOTING IN PERSON.

         Please sign exactly as name appears below. When shares are held in joint account, both owners must sign. When signing as attorney, trustee, executor, etc., give full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, sign in full the partnership name by the authorized person.

                       (MUST DATE)               Date:
                                                        ------------------, 2002

                       (MUST SIGN IN THE SAME
                       WAY IN WHICH THE SHARES   Signed:
                       ARE HELD)                        ------------------------
Number of                                        Print Name:
Shares Held                                                 --------------------
           ---------                             Signed:
                                                        ------------------------
                                                 Print Name:
                                                            --------------------


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
                                       to:

                                C. Robert Coates
                                ----------------
                           100 Field Drive, Suite 130
                           --------------------------
                           Lake Forest, Illinois 60045
                           ---------------------------